UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	-9.35%	-13.66%	-3.15%
1-Year	-8.12	-12.48	-2.21
5-Year	5.75	4.73	5.98
Since Inception (10/10/06)	1.27	0.57	4.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund Performance Discussion

During a reporting period characterized by rising yields, this Fund produced a tax-free distribution yield of 4.86% at net asset value (NAV), which placed it in the top quintile of its Lipper category. Investor confidence weakened in the aftermath of the Federal Reserve’s June testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative. As a result, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. For the reporting period ended September 30, 2013, the 6-month total return was -9.35% (without sales charge).

MARKET OVERVIEW

Despite the sluggishness of the U.S. economy throughout this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In June, for example, the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The market reaction was a sharp sell-off by fixed-income investors, many of whom believed that a policy change was imminent.

By the time Fed Chairman Ben S. Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears about future interest rates into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.86%

Dividend Yield with sales charge	4.63

Standardized Yield	4.56

Taxable Equivalent Yield	8.74

Last distribution (9/24/13)	$0.044

Total distributions (4/1/13 to 9/30/13)	$0.259

Endnotes for this discussion begin on page 13 of this report

3        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of September 30, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.26%, up 107 basis points from March 28, 2013, the last business day of the Fund’s fiscal year. On September 30, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.70%, up 74 basis points from the March 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.30%, up 10 basis points from the March 2013 date.

The potential for tapering and changes to the Fed Funds rate were not the only topics emanating from Washington, D.C., at the end of this reporting period. The executive and legislative branches were enmeshed in a partisan debate over the federal budget and, as the reporting period ended, a shutdown of the federal government began.

Additionally, speculation about who would succeed Fed Chairman Ben S. Bernanke was widespread. Many news reports sought to discern how policies might change under new leadership. While Lawrence Summers was seen as the early front runner, he withdrew from consideration in mid-September. Janet Yellen became the front runner thereafter.

The average distribution yield at NAV in Lipper’s Other States Municipal Debt Funds category was 3.55% at the end of this reporting period. At 4.86%, the distribution yield at NAV for this Fund’s Class A shares was 131 basis points higher than the category average.

In July 2013, Governor Pat McCrory signed a budget for fiscal year 2014, his first since his election as North Carolina’s 74th governor in January 2013. The $20.6 billion spending plan reflects a 2.5% increase in spending over the previous fiscal year, with increases to K-12 education funding and a deposit of more than $800 million to the state’s rainy day fund over the next two fiscal years. Reactions to the spending plan remained mixed, with Democrats largely united against the budget and Republicans divided over some of its provisions, including the phasing out of teacher tenure and tuition increases at community colleges and for out-of-state students.

4        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

At the beginning of the reporting period, Charlotte closed on a $171 million refunding deal with better-than-expected savings. The proceeds will be used to finance a $1.2 billion extension of the city’s light rail system, which connects the UNC Charlotte campus to downtown, and will double the mass transit system, according to Treasurer Scott Greer. In a refunding, a municipal issuer seeks to reduce its debt service obligations by exercising the call feature on higher coupon bonds and then borrowing at lower interest rates.

At the end of the reporting period, the state was gearing up for the October 8 vote on a variety of general obligation (G.O.) bond referenda, including $75 million to fund major road and smaller transportation projects in Raleigh and $810 million to support Wake County schools.

Throughout this reporting period, North Carolina’s G.O. debt maintained AAA ratings from Standard & Poor’s and Fitch Ratings and a Aaa rating from Moody’s Investors Service.

Elsewhere in the country, in a move that was widely anticipated, Detroit filed for bankruptcy. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules.

The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so. Media coverage about Detroit’s filing and about Puerto Rico debt contributed to market volatility in the latter half of this reporting period; details about this Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

As often happens, the muni market responded more quickly to “negative” news than to “positive” news this reporting period. Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester North Carolina Municipal Fund held nearly 170 securities as of September 30, 2013. The Fund was

5        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 4.86% at net asset value as of September 30, 2013, was 131 basis points higher than the average in Lipper’s Other States Municipal Debt Funds category, which was 3.55%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 8.74%, based on the Fund’s standardized yield as of September 30, 2013, and the current federal and North Carolina income tax rates.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

6        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Despite the market conditions, the dividend of the Fund increased to 4.4 cents per Class A share beginning with the September 2013 payout, from 4.3 cents per Class A share at the outset of the reporting period. In all, the Fund distributed 25.9 cents per share this reporting period.

As of September 30, 2013, the Fund was invested in the hospital/healthcare sector, comprising 21.0% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. This sector (among others) was affected by “credit spread widening,” which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 38.1% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

More than half of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 13.0% of the Fund’s total assets this reporting period and included bonds issued in North Carolina and Guam. Debt-service payments on

7        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

Since his inauguration, first-time governor Alejandro Garcia Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has strengthened the island’s balance sheet, right-sized the government, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. S&P and Fitch both maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds as well.

In the latter months of this reporting period, however, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession, and failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. These reports led to increased pricing pressure.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations; according to the Government Development Bank of Puerto Rico, “In the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

Long-term shareholders in this Fund and in many of our competitors’ funds have benefited from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 12.2% of the Fund’s total assets at the end of this reporting period.

Late in this reporting period, an arbitration panel that was seeking to resolve a long-standing dispute related to MSA payments issued a favorable ruling. At issue was

8        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

whether the states and municipalities that signed the MSA (including North Carolina) had “diligently enforced” its terms in 2003 and should therefore retain the disputed portion of the annual MSA proceeds known as the non-participating manufacturers adjustment. All of the states that had issued “tobacco bonds” and were in arbitration were found to have been compliant with the MSA’s terms and will receive millions of dollars apiece. These payments will further support the debt-service obligations on the “tobacco bonds” of these states.

Well before the arbitration panel ruled, North Carolina had signed a Memorandum of Understanding that settled the tobacco companies’ disputed payments. As a result, North Carolina received a portion of the disputed amounts through 2012. While North Carolina does not issue “tobacco bonds,” this ruling represented good news for shareholders of this Fund, which invests in “tobacco bonds” issued in Puerto Rico and Guam. The market rallied after this ruling was announced.

We continue to like that “tobacco bonds” can provide tax-exempt income for investors and can benefit the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The adult living facilities sector represented 9.6% of the Fund’s total assets at the end of this reporting period. We continue to believe that attractive opportunities – whether in adult living facilities in densely populated geographies with strengthening real estate values or facilities in more rural areas with stable home values – can be identified in this sector.

The Fund continued to favor the higher education sector, which represented 8.5% of the Fund’s total assets this reporting period. The investment-grade bonds we hold in this sector have regularly provided high levels of tax free income with what we believe to be far less credit risk than their external ratings would suggest.

During this reporting period, the Fund was invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In a low-interest-rate environment, a fund’s

9        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

investments in “inverse floaters” can help enhance a fund’s yield. Investors should note that rising rates in the short-term market serve to reduce the income that “inverse floaters” provide industry-wide. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because of the attractive yields they can produce under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for under-valued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will help our funds deliver above-average yields (relative to peer funds). We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

10        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and

Team Leader, on behalf of the rest of the Rochester

portfolio management team: Scott S. Cottier, Troy E.

Willis, Mark R. DeMitry, Michael L. Camarella,

Charles S. Pulire and Elizabeth S. Mossow.

11        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	21.0%
Sales Tax Revenue	13.0
Tobacco-Master Settlement Agreement	12.2
Adult Living Facilities	9.6
Higher Education	8.5
General Obligation	6.9
Multifamily Housing	4.8
Single Family Housing	4.7
Airlines	3.1
Electric Utilities	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AA	21.4%	0.0%	21.4%
A	12.3	0.0	12.3
BBB	33.4	13.8	47.2
BB or lower	7.2	11.9	19.1
Total	74.3%	25.7%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent, or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/13

	Without Sales Charge	With Sales Charge
Class A	4.86%	4.63%
Class B	4.05	N/A
Class C	4.17	N/A
Class Y	4.98	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/13

Class A	4.56%
Class B	3.83
Class C	4.04
Class Y	4.86

TAXABLE EQUIVALENT YIELDS

As of 9/30/13

Class A	8.74%
Class B	7.34
Class C	7.74
Class Y	9.31

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	-9.35%	-8.12%	5.75%	1.27%
Class B (OPCBX)	10/10/06	-9.72	-8.90	4.94	0.62
Class C (OPCCX)	10/10/06	-9.62	-8.81	4.97	0.51
Class Y (OPCYX)	7/29/11	-9.38	-8.19	N/A	3.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	-13.66%	-12.48%	4.73%	0.57%
Class B (OPCBX)	10/10/06	-14.15	-13.29	4.61	0.62
Class C (OPCCX)	10/10/06	-10.51	-9.69	4.97	0.51
Class Y (OPCYX)	7/29/11	-9.38	-8.19	N/A	3.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call

13        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.044 for the 28-day accrual period ended September 24, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 24, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0367, $0.0378 and $0.0451, respectively, for the 28-day accrual period ended September 24, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Other States Municipal Debt Funds category is based on 277 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and North Carolina tax rate of 47.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

14        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$1,000.00	$906.50	$5.08
Class B	1,000.00	902.80	7.57
Class C	1,000.00	903.80	8.68
Class Y	1,000.00	906.20	4.65

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.75	5.38
Class B	1,000.00	1,017.15	8.02
Class C	1,000.00	1,015.99	9.19
Class Y	1,000.00	1,020.21	4.92

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	1.06%
Class B	1.58
Class C	1.81
Class Y	0.97

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—113.2%
North Carolina—63.7%
$ 165,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%	[2]	09/01/2033	$165,231

1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)[1]	7.250		08/01/2034	888,030

500,000	Charlotte, NC Airport[1]	5.000		07/01/2031	511,245

2,500,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750		02/01/2028	2,502,025

645,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600		07/01/2027	619,258

1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125		01/15/2037	1,854,851

50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250		01/15/2039	51,849

250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700		05/01/2034	254,790

100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250		11/01/2033	106,538

70,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850		12/01/2020	70,005

4,765,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700		06/01/2033	4,855,535

100,000	E. Lincoln County, NC Water & Sewer District	4.750		06/01/2018	102,241

150,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125		03/20/2049	138,067

500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000		04/01/2037	506,865

30,000	Iredell County, NC GO1	4.750		02/01/2016	30,562

15,000	Mint Hill, NC Sanitation District[1]	5.250		06/01/2020	15,360

425,000	Mint Hill, NC Sanitation District[1]	5.250		06/01/2019	435,230

125,000	Mint Hill, NC Sanitation District[1]	5.250		06/01/2017	128,014

1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000		10/01/2026	933,710

500,000	NC Capital Facilities Finance Agency (Davidson College)	5.000		03/01/2040	515,575

170,000	NC Capital Facilities Finance Agency (Elizabeth City State Univeristy Hsg. Foundation)[1]	5.000		06/01/2028	168,941

30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2033	28,038

110,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.250		06/01/2017	110,240

1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125		06/01/2035	1,605,994

1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000		06/01/2031	1,739,885

200,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2019	223,470

1,000,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2034	991,760

440,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2022	481,378

710,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000		06/01/2027	660,321

45,000	NC Capital Facilities Finance Agency (North Carolina A&T University)[1]	5.000		06/01/2032	40,568

18        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
North Carolina Continued
$ 30,000	NC COP (Winston-Salem State University Hsg.)[1]	4.800%	06/01/2033	$27,245

25,000	NC Eastern Municipal Power Agency[1]	6.500	01/01/2018	30,016

1,000,000	NC Eastern Municipal Power Agency, Series D	5.000	01/01/2026	1,088,590

560,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	559,955

1,890,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2028	1,695,822

20,000	NC HFA (Home Mtg.)[1]	4.850	01/01/2023	20,014

10,000	NC HFA (Home Ownership)[1]	5.375	01/01/2023	10,012

115,000	NC HFA (Home Ownership)[1]	5.250	07/01/2039	115,536

85,000	NC HFA (Home Ownership)[1]	5.125	01/01/2028	87,780

5,000,000	NC HFA (Home Ownership)[1]	5.250	01/01/2039	5,064,700

180,000	NC HFA (Multifamily Hsg.)[1]	5.500	02/20/2043	181,346

575,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/AHEHC/AHA7HC Obligated Group)[1]	5.500	10/01/2024	591,848

2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,272,499

500,000	NC Medical Care Commission (Blue Ridge Healthcare)[1]	5.000	01/01/2036	482,710

50,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	50,249

1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,441,720

45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.000	11/01/2033	46,154

8,000,000	NC Medical Care Commission (Duke University Health System)[3]	5.000	06/01/2042	8,082,000

235,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	235,341

1,520,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	1,506,168

115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	115,362

50,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	47,165

345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	321,005

55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	52,357

1,480,000	NC Medical Care Commission (HPRHS/HPRHSvcs Obligated Group)[1]	5.125	10/01/2014	1,492,018

2,600,000	NC Medical Care Commission (HPRHS/HPRHSvcs Obligated Group)[1]	5.000	10/01/2019	2,600,624

765,000	NC Medical Care Commission (HPRHS/HPRHSvcs Obligated Group)[1]	5.000	10/01/2029	700,250
240,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2033	214,961

500,000	NC Medical Care Commission (Mission Health System)[1]	5.000	10/01/2036	502,880

540,000	NC Medical Care Commission (Scotland Memorial Hospital)[1,4]	5.500	10/01/2019	541,026

250,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	250,182

50,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	50,104

345,000	NC Medical Care Commission (STHS/STMH/STM/HCC)[1]	6.375	10/01/2029	346,207

105,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2019	105,160

19        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

North Carolina Continued
$ 35,000	NC Medical Care Commission (STTLC)[4]	5.375%	10/01/2014	$35,094

520,000	NC Medical Care Commission (UHSEC)[1]	6.000	12/01/2029	585,354

380,000	NC Medical Care Commission (UHSEC/PCMH Obligated Group)[1]	6.250	12/01/2033	425,079

2,000,000	NC Medical Care Commission (Vidant Health/PCMH Obligated Group)	5.000	06/01/2036	2,018,780

750,000	NC Medical Care Commission (Wakemed)	5.000	10/01/2031	768,300

500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	549,115

2,000,000	NC Medical Care Commission Health Care Facilities (Lutheran Services for the Aging)[1]	5.000	03/01/2042	1,723,840

350,000	NC Medical Care Commission Health Care Facilities (McDowell Nursing Center)[1]	6.000	07/20/2037	357,060

30,000	NC Medical Care Commission Health Care Facilities (McDowell Nursing Center)[1]	5.350	07/20/2028	30,571

2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,037,200

35,000	NC Medical Care Commission Health Care Facilities (Pines at Davidson)[1]	5.000	01/01/2036	33,349

15,000	NC Medical Care Commission Health Care Facilities (STHS/STMH Obligated Group)[1]	6.500	10/01/2013	15,002

500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	499,360

40,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	42,285

20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	17,447

25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)	5.200	09/01/2014	25,054

5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2035	4,812

150,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2032	147,313

1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.000	10/01/2033	1,455,518

250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000	07/01/2036	262,595

240,000	NC Turnpike Authority (Triangle Expressway System)[1]	5.750	01/01/2039	258,058

750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)	5.000	10/01/2026	798,907

255,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450	11/01/2029	256,020

25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750	10/01/2024	25,829

500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	511,285

10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500	10/01/2029	9,942

365,000	Oak Island, NC Enterprise System[1]	6.000	06/01/2036	393,806

20,000	University of NC System[1]	5.500	10/01/2034	20,967

1,410,000	Western Carolina University, NC (Student Housing)	5.000	06/01/2033	1,449,099

20        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

North Carolina Continued
$ 10,000	Wilson, NC Combined Enterprise System	4.000%		12/01/2014	$10,031

					66,431,654

U.S. Possessions—49.5%
300,000	Guam GO	6.750		11/15/2029	314,649

1,550,000	Guam GO1	7.000		11/15/2039	1,637,249

1,500,000	Guam Government Business Privilege	5.000		01/01/2037	1,513,005

1,400,000	Guam Government Business Privilege[1]	5.250		01/01/2036	1,443,372

1,240,000	Guam Government Business Privilege	5.000		01/01/2042	1,242,393

250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	250,365

750,000	Guam International Airport Authority	6.000		10/01/2034	773,317

25,000	Guam Power Authority, Series A	5.000		10/01/2034	24,026

125,000	Guam Power Authority, Series A	5.000		10/01/2030	129,866

125,000	Guam Power Authority, Series A	5.000		10/01/2023	142,584

1,000,000	Guam Power Authority, Series A	5.500		10/01/2030	1,012,160

170,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	144,182

67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[5]	06/01/2057	1,145,397

2,100,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,583,694

300,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	290,751

250,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	190,363

500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	426,495

2,045,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,951,400

4,495,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	3,897,390

3,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,209,642

42,900,000	Puerto Rico Children’s Trust Fund (TASC)	6.377	[5]	05/15/2050	2,498,925

39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[5]	05/15/2057	505,995

2,250,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	1,750,388

800,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	580,560

750,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	587,280

395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	281,031

70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	50,147

70,000	Puerto Rico Commonwealth GO1	5.875		07/01/2036	50,911

5,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	3,593

85,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2027	61,238

320,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	239,997

440,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	330,330

400,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	300,368

250,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	171,630

25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	19,829

335,000	Puerto Rico IMEPCF (American Airlines)[6]	6.450		12/01/2025	311,547

30,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2036	5,399

50,000	Puerto Rico Infrastructure	6.928	[5]	07/01/2043	5,205

1,000,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2032	221,660

3,000,000	Puerto Rico Infrastructure	7.332	[5]	07/01/2030	783,600

335,000	Puerto Rico Infrastructure	7.102	[5]	07/01/2035	65,141

450,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2033	91,931

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,721,779

21        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250%		10/01/2024	$654,392

1,585,000	Puerto Rico Infrastructure Financing Authority[1]	5.500		07/01/2023	1,275,560

1,000,000	Puerto Rico Infrastructure Financing Authority[1]	5.500		07/01/2024	823,070

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	78,027

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	82,179

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	74,676

50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700		11/01/2020	44,376

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	68,555

15,000	Puerto Rico Municipal Finance Agency, Series A	5.500		07/01/2017	15,001

500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	455,835

30,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	21,525

250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	195,268

600,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	478,344

45,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	30,303

750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	649,740

100,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2026	81,794

5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	3,459

2,000,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	1,435,100

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	871,760

750,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375		08/01/2039	584,603

500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	432,075

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[5]	08/01/2044	675,050

10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[5]	08/01/2056	600,300

8,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	7,080,000

250,000	University of Puerto Rico[1]	5.000		06/01/2026	184,553

200,000	University of Puerto Rico[1]	5.000		06/01/2025	149,550

275,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	190,946

1,000,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2029	1,008,740

395,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	381,854

300,000	V.I. Water & Power Authority[1]	5.500		07/01/2017	300,660

					50,888,079

Total Investments, at Value (Cost $128,132,276)—113.2%					117,319,733

Liabilities in Excess of Other Assets—(13.2)					(13,689,368)

Net Assets—100.0%					$103,630,365

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See Note 1 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

22        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
COP	Certificates of Participation
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency
HPRHS	High Point Regional Health System
HPRHSvcs	High Point Regional Health Services
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
PCMH	Pitt County Memorial Hospital
ROLs	Residual Option Longs
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
UHSEC	University Health Systems of Eastern Carolina
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

23        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013 Unaudited

Assets
Investments, at value (cost $128,132,276)—see accompanying statement of investments	$117,319,733

Cash	83,826

Receivables and other assets:
Interest	2,059,170
Shares of beneficial interest sold	1,032,474
Investments sold on a when-issued or delayed delivery basis	690,000
Other	80,307

Total assets	121,265,510

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 6)	9,000,000
Payable for short-term floating rate notes issued (See Note 1)	8,000,000
Shares of beneficial interest redeemed	475,900
Dividends	86,344
Distribution and service plan fees	20,086
Transfer and shareholder servicing agent fees	7,945
Trustees’ compensation	5,906
Shareholder communications	5,379
Interest expense on borrowings	931
Other	32,654

Total liabilities	17,635,145

Net Assets	$103,630,365

Composition of Net Assets
Par value of shares of beneficial interest	$9,589

Additional paid-in capital	122,859,713

Accumulated net investment income	591,548

Accumulated net realized loss on investments	(9,017,942)

Net unrealized depreciation on investments	(10,812,543)

Net Assets	$103,630,365

24        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $58,128,867 and 5,378,298 shares of beneficial interest outstanding)	$10.81
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.35

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,861,287 and 264,823 shares of beneficial interest outstanding)	$10.80

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,862,160 and 3,318,262 shares of beneficial interest outstanding)	$10.81

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $6,778,051 and 627,427 shares of beneficial interest outstanding)	$10.80

See accompanying Notes to Financial Statements

25        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2013 Unaudited

Investment Income
Interest	$3,880,237

Other income	24

Total investment income	3,880,261

Expenses
Management fees	362,526

Distribution and service plan fees:
Class A	89,331
Class B	18,391
Class C	226,693

Transfer and shareholder servicing agent fees:
Class A	23,142
Class B	1,853
Class C	15,835
Class Y	3,524

Shareholder communications:
Class A	11,628
Class B	1,339
Class C	8,858
Class Y	1,542

Borrowing fees	132,062

Interest expense and fees on short-term floating rate notes issued (See Note 1)	30,547

Interest expense on borrowings	6,929

Trustees’ compensation	1,163

Custodian fees and expenses	650

Other	26,830

Total expenses	962,843
Less waivers and reimbursements of expenses	(90,957)

Net expenses	871,886

Net Investment Income	3,008,375

Realized and Unrealized Loss
Net realized loss on investments	(732,334)

Net change in unrealized appreciation/depreciation on investments	(15,247,850)

Net Decrease in Net Assets Resulting from Operations	$(12,971,809)

See accompanying Notes to Financial Statements.

26        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]

Operations
Net investment income	$3,008,375	$5,488,653

Net realized gain (loss)	(732,334)	502,965

Net change in unrealized appreciation/depreciation	(15,247,850)	1,528,126

Net increase (decrease) in net assets resulting from operations	(12,971,809)	7,519,744

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,648,771)	(3,404,574)
Class B	(67,855)	(173,301)
Class C	(838,385)	(1,870,917)
Class Y	(195,564)	(366,858)

	(2,750,575)	(5,815,650)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(16,137,346)	22,837,425
Class B	(843,403)	(8,101)
Class C	(9,970,736)	8,853,096
Class Y	(2,073,533)	4,634,549

	(29,025,018)	36,316,969

Net Assets
Total increase (decrease)	(44,747,402)	38,021,063

Beginning of period	148,377,767	110,356,704

End of period (including accumulated net investment income of $591,548 and $333,748, respectively)	$103,630,365	$148,377,767

1. March 28, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes. See accompanying Notes to Financial Statements.

27        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended September 30, 2013 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(12,971,809)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(3,595,940)
Proceeds from disposition of investment securities	31,452,275
Short-term investment securities, net	1,520,455
Discount accretion	(141,821)
Net realized loss on investments	732,334
Net change in unrealized appreciation/depreciation on investments	15,247,850
Change in assets:
Decrease in other assets	40,468
Decrease in interest receivable	385,997
Decrease in receivable for securities sold	330,627
Change in liabilities:
Decrease in other liabilities	(24,152)
Decrease in payable for securities purchased	(6,885,678)

Net cash provided by operating activities	26,090,606

Cash Flows from Financing Activities
Proceeds from borrowings	37,500,000
Payments on borrowings	(31,000,000)
Proceeds from shares sold	9,194,861
Payments on shares redeemed	(41,510,950)
Cash distributions paid	(536,422)

Net cash used in financing activities	(26,352,511)

Net decrease in cash	(261,905)

Cash, beginning balance	345,731

Cash, ending balance	$83,826

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,215,839.
Cash paid for interest on borrowings—$6,304.
Cash paid for interest on short-term floating rate notes issued—$30,547.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.20	$11.99	$10.48	$11.22	$8.67	$12.34

Income (loss) from investment operations:
Net investment income[2]	0.28	0.54	0.64	0.69	0.64	0.70
Net realized and unrealized gain (loss)	(1.41)	0.24	1.51	(0.78)	2.57	(3.71)

Total from investment operations	(1.13)	0.78	2.15	(0.09)	3.21	(3.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.57)	(0.64)	(0.65)	(0.66)	(0.66)

Net asset value, end of period	$10.81	$12.20	$11.99	$10.48	$11.22	$8.67

Total Return, at Net Asset Value[3]	(9.35)%	6.60%	20.93%	(1.03)%	37.78%	(25.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,129	$83,126	$59,394	$52,758	$52,109	$40,512

Average net assets (in thousands)	$73,821	$73,464	$53,775	$57,465	$48,913	$42,919

Ratios to average net assets:[4]
Net investment income	4.86%	4.40%	5.66%	6.15%	6.18%	6.70%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.93%	0.90%	0.93%	0.95%	0.96%	0.95%
Interest and fees from borrowings	0.21%	0.08%	0.05%	0.07%	0.19%	0.60%
Interest and fees on short-term floating rates notes issued[5]	0.05%	0.05%	0.10%	0.15%	0.09%	0.21%

Total expenses	1.19%	1.03%	1.08%	1.17%	1.24%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.06%	0.93%	0.95%	1.02%	1.01%	1.01%

Portfolio turnover rate	3%	6%	19%	15%	23%	28%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.19	$11.98	$10.48	$11.22	$8.67	$12.33

Income (loss) from investment operations:
Net investment income[2]	0.25	0.45	0.55	0.60	0.56	0.62
Net realized and unrealized gain (loss)	(1.43)	0.24	1.50	(0.78)	2.57	(3.70)

Total from investment operations	(1.18)	0.69	2.05	(0.18)	3.13	(3.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.48)	(0.55)	(0.56)	(0.58)	(0.58)

Net asset value, end of period	$10.80	$12.19	$11.98	$10.48	$11.22	$8.67

Total Return, at Net Asset Value[3]	(9.72)%	5.81%	19.94%	(1.77)%	36.75%	(25.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,861	$4,141	$4,073	$2,934	$2,720	$954

Average net assets (in thousands)	$3,662	$4,412	$3,338	$3,160	$1,903	$801

Ratios to average net assets:[4]
Net investment income	4.35%	3.67%	4.88%	5.39%	5.30%	6.03%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.77%	1.73%	1.75%	1.77%	1.82%	1.88%
Interest and fees from borrowings	0.21%	0.08%	0.05%	0.07%	0.19%	0.60%
Interest and fees on short-term floating rates notes issued[5]	0.05%	0.05%	0.10%	0.15%	0.09%	0.21%

Total expenses	2.03%	1.86%	1.90%	1.99%	2.10%	2.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.58%	1.68%	1.70%	1.77%	1.77%	1.76%

Portfolio turnover rate	3%	6%	19%	15%	23%	28%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class C	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.19	$11.98	$10.48	$11.22	$8.67	$12.33

Income (loss) from investment operations:
Net investment income[2]	0.24	0.45	0.55	0.61	0.56	0.62
Net realized and unrealized gain (loss)	(1.40)	0.24	1.50	(0.79)	2.57	(3.70)

Total from investment operations	(1.16)	0.69	2.05	(0.18)	3.13	(3.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.48)	(0.55)	(0.56)	(0.58)	(0.58)

Net asset value, end of period	$10.81	$12.19	$11.98	$10.48	$11.22	$8.67

Total Return, at Net Asset Value[3]	(9.62)%	5.81%	19.94%	(1.77)%	36.75%	(25.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,862	$51,239	$41,724	$32,657	$28,076	$10,208

Average net assets (in thousands)	$45,143	$47,927	$36,216	$33,529	$19,091	$9,938

Ratios to average net assets:[4]
Net investment income	4.11%	3.65%	4.89%	5.40%	5.31%	5.99%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.71%	1.67%	1.69%	1.72%	1.75%	1.96%
Interest and fees from borrowings	0.21%	0.08%	0.05%	0.07%	0.19%	0.60%
Interest and fees on short-term floating rates notes issued[5]	0.05%	0.05%	0.10%	0.15%	0.09%	0.21%

Total expenses	1.97%	1.80%	1.84%	1.94%	2.03%	2.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.81%	1.68%	1.70%	1.77%	1.77%	1.76%

Portfolio turnover rate	3%	6%	19%	15%	23%	28%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

31        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$12.20	$11.99	$11.10

Income (loss) from investment operations:
Net investment income[3]	0.29	0.55	0.45
Net realized and unrealized gain (loss)	(1.42)	0.25	0.87

Total from investment operations	(1.13)	0.80	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.59)	(0.43)

Net asset value, end of period	$10.80	$12.20	$11.99

Total Return, at Net Asset Value[4]	(9.38)%	6.72%	12.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,778	$9,872	$5,166

Average net assets (in thousands)	$8,569	$7,803	$1,477

Ratios to average net assets:[5]
Net investment income	4.91%	4.48%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.70%	0.66%
Interest and fees from borrowings	0.21%	0.08%	0.03%
Interest and fees on short-term floating rates notes issued[6]	0.05%	0.05%	0.10%

Total expenses	0.97%	0.83%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.83%	0.79%

Portfolio turnover rate	3%	6%	19%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2013 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer

33        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

(the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount

34        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust).

35        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2013, the Fund’s maximum exposure under such agreements is estimated at $8,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2013, municipal bond holdings with a value of $15,162,000 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $8,000,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$4,000,000	NC Medical Care Commission ROLs[3]	9.499%	6/1/42	$4,082,000
4,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	10.900	8/1/57	3,080,000

				$7,162,000

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

36        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $8,000,000 or 6.60% of its total assets as of September 30, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$690,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2013 is as follows:

37        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Cost	$335,000
Market Value	$311,547
Market Value as a % of Net Assets	0.30%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 28, 2013, the Fund utilized $527,006 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 28, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$2,034,983
2018	3,860,428
No expiration	2,379,387

Total	$8,274,798

As of September 30, 2013, it is estimated that the capital loss carryforwards would be $5,895,411 expiring by 2018 and $3,111,721 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended September 30, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

38        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$120,130,950 [1]

Gross unrealized appreciation	$1,588,312
Gross unrealized depreciation	(12,404,101)

Net unrealized depreciation	$(10,815,789)

1. The Federal tax cost of securities does not include cost of $8,004,572, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended September 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$78
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2013	1,924

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

39        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

40        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

41        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

42        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$66,431,654	$—	$66,431,654
U.S. Possessions	—	50,888,079	—	50,888,079

Total Assets	$—	$117,319,733	$—	$117,319,733

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

43        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2013		Year Ended March 28, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	379,601	$4,487,529	2,641,440	$32,406,304
Dividends and/or distributions reinvested	120,362	1,385,362	236,418	2,901,071
Redeemed	(1,937,286)	(22,010,237)	(1,016,843)	(12,469,950)

Net increase (decrease)	(1,437,323)	$(16,137,346)	1,861,015	$22,837,425

Class B
Sold	10	$115	34,006	$412,433
Dividends and/or distributions reinvested	5,641	64,863	13,479	165,269
Redeemed	(80,449)	(908,381)	(47,769)	(585,803)

Net decrease	(74,798)	$(843,403)	(284)	$(8,101)

Class C
Sold	189,141	$2,214,093	1,030,591	$12,653,450
Dividends and/or distributions reinvested	52,318	602,135	108,669	1,332,707
Redeemed	(1,125,425)	(12,786,964)	(418,423)	(5,133,061)

Net increase (decrease)	(883,966)	$(9,970,736)	720,837	$8,853,096

Class Y
Sold	284,365	$3,281,912	486,151	$5,954,414
Dividends and/or distributions reinvested	14,166	163,479	25,347	311,225
Redeemed	(480,387)	(5,518,924)	(133,115)	(1,631,090)

Net increase (decrease)	(181,856)	$(2,073,533)	378,383	$4,634,549

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended September 30, 2013 were as follows:

	Purchases	Sales

Investment securities	$3,595,940	$31,452,275

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

44        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

45        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$65,732
Class C	477,379

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2013	$15,270	$—	$3,348	$2,913

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the six months ended September 30, 2013, the Manager reimbursed $47,858, $8,192, $34,897 and $10 for Class A, Class B, Class C and Class Y shares, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

46        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1657% as of September 30, 2013. The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended September 30, 2013 equal 0.18% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

47        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Borrowings (Continued)

As of September 30, 2013, the Fund had borrowings outstanding at an interest rate of 0.1657%. Details of the borrowings for the six months ended September 30, 2013 are as follows:

Average Daily Loan Balance	$7,785,246
Average Daily Interest Rate	0.175%
Fees Paid	$175,303
Interest Paid	$6,304

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended September 30, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or

48        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended September 30, 2013.

Details of reverse repurchase agreement transactions for the six months ended September 30, 2013 are as follows:

Fees Paid	$20,239

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties – including the Fund – in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed

49        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and A(iii) AArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

50        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

51        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail muni single state long funds. The Board noted that the Fund’s one-year and three-year performance was better than its category median although its five-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state long funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of prospectus. The Fund’s total expenses were equal to its peer group median and higher than its category median. The Fund’s contractual management fees were higher than its peer group median and category median.

52        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

53        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 2013 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	11,167,492	271,226
David K. Downes	11,108,547	330,170
Matthew P. Fink	11,167,975	270,742
Edmund Giambastiani, Jr.	11,097,402	341,316
Phillip A. Griffiths	11,134,569	304,149
Mary F. Miller	11,163,601	275,117
Joel W. Motley	11,163,118	275,600
Joanne Pace	11,145,730	292,988
Mary Ann Tynan	11,167,492	271,226
Joseph M. Wikler	11,163,601	275,117
Peter I. Wold	11,163,118	275,600
William F. Glavin, Jr.	11,167,492	271,226

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
5,834,759	227,381	346,137

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
5,869,671	202,356	336,251

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
5,845,618	214,069	348,587

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
5,860,371	203,738	344,167

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
5,865,118	195,963	347,195

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
5,835,364	218,342	354,572

54        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2h: Proposal to revise the fundamental policy relating to tax-free securities
For	Against	Abstain
5,835,743	228,631	343,904

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For	Against	Abstain
5,657,858	405,760	344,659

2s: Proposal to approve a change in the Fund’s investment objective
For	Against	Abstain
5,842,352	216,900	349,023

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.
For	Against	Abstain
5,878,712	197,232	332,334

55        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard A. Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

57        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

58        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

59        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

60        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

61        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

62        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

63        OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013